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                                                                    Exhibit 10.2

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                                ESCROW AGREEMENT

                                  BY AND AMONG

                                     TEKELEC

                              SANTERA SYSTEMS INC.,

                  CERTAIN STOCKHOLDERS OF SANTERA SYSTEMS INC.

                AUSTIN VENTURES VI, L.P., AS THE REPRESENTATIVE,

                                       AND

        J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, AS ESCROW AGENT

                           DATED AS OF APRIL 30, 2003

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                                TABLE OF CONTENTS

Article I Definitions......................................................................      2
         1.1    Definitions................................................................      2
         1.2    Usage Generally; Interpretation............................................      5

Article II Representative..................................................................      5
         2.1    Appointment................................................................      5
         2.2    Power and Authority........................................................      5
         2.3    Expenses...................................................................      6
         2.4    Notices....................................................................      6
         2.5    Resignation................................................................      6
         2.6    Indemnification of the Representative......................................      7

Article III Escrow.........................................................................      7
         3.1    Creation of Legacy Preferred Escrow........................................      7
         3.2    Creation of New Preferred Escrow...........................................      8
         3.3    Dividends and Other Distributions..........................................      8
         3.4    Reorganization.............................................................      8
         3.5    Global Certificates; Legends...............................................      8

Article IV Disposition of Escrowed Shares or Funds.........................................      9
         4.1    Dispositions During Escrow Period..........................................      9
         4.2    Setoff.....................................................................     11
         4.3    Distributions Following the Release Date...................................     12

Article V Transfer of Escrowed Shares; Registers...........................................     13
         5.1    Registration...............................................................     13
         5.2    Restrictions...............................................................     13
         5.3    Instrument of Accession....................................................     13

Article VI Escrow Agent....................................................................     13
         6.1    Duties.....................................................................     13
         6.2    Expenses...................................................................     14
         6.3    Resignation................................................................     15
         6.4    Disputes...................................................................     15
         6.5    Indemnification of the Escrow Agent........................................     15

Article VII Indemnification................................................................     15
         7.1    Indemnification by Tekelec.................................................     15
         7.2    Indemnification by the Legacy Santera Stockholders.........................     15

Article VIII Miscellaneous.................................................................     16
         8.1    Notices....................................................................     16
         8.2    Expenses...................................................................     17
         8.3    Binding Effect; Assignment.................................................     17
         8.4    Amendment; Waiver..........................................................     17

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
         8.5    Counterparts...............................................................     18
         8.6    Headings...................................................................     18
         8.7    Severability...............................................................     18
         8.8    Governing Law..............................................................     18
         8.9    Further Assurances.........................................................     18
         8.10   Third Party Beneficiary....................................................     18
         8.11   Venue and Jurisdiction.....................................................     18
         8.12   Acknowledgement............................................................     18

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                                ESCROW AGREEMENT

         This ESCROW AGREEMENT (the "Agreement") is entered into this 30th day of April, 2003 by and among Tekelec, a California corporation ("Tekelec"), Santera Systems Inc., a Delaware corporation ("Santera"), those legacy stockholders of Santera who are listed on the signature pages of this Agreement, as Legacy Santera Stockholders (together with any subsequent transferees thereof or any other parties who execute an Instrument of Accession hereto as a Legacy Santera Stockholder, the "Legacy Santera Stockholders"), Austin Ventures VI, L.P., a Delaware limited partnership, as the Representative, as defined hereunder, and J.P. Morgan Trust Company, National Association ("Escrow Agent").

                                    RECITALS

         A. Concurrently herewith, Tekelec, Merger Sub, Santera and certain of the Legacy Santera Stockholders are entering into that certain Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the operations of Tekelec's packet telephony business unit (the "PTBU") will be combined with the business operations of Santera, together with additional cash infusions.

         B. On or prior to the Closing Date, as that term is defined in the Merger Agreement, certain Legacy Santera Stockholders will contribute an aggregate of Twelve Million Dollars ($12,000,000) in cash to Santera in exchange for a combination of convertible notes and Series D Preferred Stock of Santera.

         C. On or prior to the Closing Date, as that term is defined in the Merger Agreement, Tekelec will, and will cause its subsidiaries to, contribute the PTBU (including specified liabilities) and Twenty-Eight Million Dollars ($28,000,000) in cash to Merger Sub in exchange for an aggregate of one hundred (100) shares of common stock of Merger Sub.

         D. Upon consummation of the merger contemplated by the Merger Agreement, Tekelec and its subsidiaries will receive twenty-eight thousand (28,000) shares of Series B Preferred Stock, $0.001 per share (the "Series B Preferred Stock"), of Santera, thirty-eight thousand (38,000) shares of Series A Preferred Stock, $0.001 per share (the "Series A Preferred Stock" and, together with the Series B Preferred Stock, the "Preferred Stock"), of Santera and one
(1) share of Common Stock, $0.001 per share (the "Common Stock"), of Santera in exchange for one hundred one (101) shares of common stock of Merger Sub, all subject to and on the terms and conditions set forth in the Merger Agreement.

         E. Upon consummation of the merger contemplated by the Merger Agreement, certain stockholders of Santera existing immediately prior to the merger will receive an aggregate of sixty-two thousand (62,000) shares of Series A Preferred Stock of Santera in exchange for shares of Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock and Series D Preferred Stock of Santera, all subject to and on the terms and conditions set forth in the Merger Agreement.

         F. As of the Closing Date, Tekelec will own thirty-eight percent (38%) of the issued and outstanding Series A Preferred Stock and all of the issued and outstanding Common Stock and

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Series B Preferred Stock of Santera, and the Legacy Santera Stockholders will collectively own sixty-two percent (62%) of the issued and outstanding Series A Preferred Stock of Santera.

         G. The Legacy Santera Stockholders have agreed to place all of the shares of Series A Preferred Stock to be owned by them following the Merger in escrows established hereunder, to be held pursuant to the terms and conditions set forth in this Agreement and the Merger Agreement.

         NOW, THEREFORE, in consideration of the conditions and provisions contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. The following terms shall, for purposes of this Agreement, have the following meanings (terms defined in the singular or the plural shall include the plural or the singular, as the case may be):

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Affiliate" shall mean a person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person or entity referred to. In this definition, "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of securities, by contract, or otherwise.

                  "Agreement" shall mean this Escrow Agreement, as the same may be amended from time to time in accordance with the terms hereof.

                  "Amended and Restated Certificate of Incorporation" shall mean the Amended and Restated Certificate of Incorporation of Santera in substantially the form of attached as Exhibit K to the Merger Agreement, as the same may be amended from time to time.

                  "Ancillary Agreements" shall have the meaning set forth in the Merger Agreement.

                  "Change of Control" shall mean (1) the acquisition of Santera by another entity by means of any transaction or series of related transactions (including, without limitation, any merger, consolidation, reclassification, recapitalization or other form of transaction in which outstanding shares of Santera are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, but excluding any transaction effected primarily for the purpose of changing Santera's jurisdiction of incorporation) that results in the transfer or acquisition of all of Santera's voting power to a third party that is not an Affiliate of a stockholder of Santera, or (2) any sale or other disposition of all or substantially all of the assets of Santera to a third party that is not an Affiliate of a stockholder of Santera. Notwithstanding the foregoing, the exercise of the call option by Tekelec under Section 3.1 of the Stockholders' Agreement or the put option by the Legacy Santera Stockholders under Section 3.2 of the Stockholders' Agreement, a redemption under Section C.1(ii) of the Amended and Restated Certificate of Incorporation or the merger contemplated by the Merger Agreement shall not be treated as a Change of Control.

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                  "Closing Date" shall have the meaning set forth in the Merger
Agreement.

                  "Dispute Notice" shall have the meaning set forth in Section 4.1(b) hereof.

                  "Disputed Amount" shall have the meaning set forth in Section 4.1(c) hereof.

                  "Disputed Shares" shall mean the number of shares of Series A Preferred Stock, if any, to which the Disputed Amounts relate unless Tekelec specifies a lower amount in a written notice to Santera.

                  "Distribution Directive" shall have the meaning set forth in
Section 4.1(c) hereof.

                  "Escrow Agent" shall have the meaning set forth in the introduction hereto.

                  "Escrow Register" shall have the meaning set forth in Section
5.1 hereof.

                  "Indemnified Losses" shall have the meaning set forth in the Merger Agreement.

                  "Instrument of Accession" shall mean that certain instrument of accession to this Agreement, in substantially the form attached hereto as Exhibit A.

                  "Legacy Preferred Account" shall have the meaning set forth in
Section 3.1 hereof.

                  "Legacy Santera Stockholders" shall have the meaning set forth in the introduction hereto.

                  "Merger" shall mean the merger of Merger Sub with and into Santera pursuant to the Merger Agreement and the consummation of the transactions contemplated thereby.

                  "Merger Agreement" shall mean that Agreement and Plan of Merger dated as of the date hereof among Tekelec, Merger Sub, Santera, certain of the Legacy Santera Stockholders and the Representative.

                  "Merger Sub" shall mean Merger Sub, a Delaware corporation and direct and wholly-owned subsidiary of Tekelec.

                  "New Preferred Account" shall have the meaning set forth in
Section 3.2 hereof.

                  "New Preferred Escrow Shares" shall have the meaning set forth in Section 3.2 hereof.

                  "New Preferred Stock" shall mean those twelve thousand (12,000) shares of Series A Preferred Stock to be issued to the Legacy Santera Stockholders on the Closing Date which are attributable to the contributions by such Legacy Santera Stockholders of an aggregate of Twelve Million Dollars ($12,000,000) in cash to Santera in exchange for an aggregate of Twelve Million Dollars ($12,000,000) in principal amount of convertible promissory notes and Series D Preferred Stock of Santera pursuant to the Note and Preferred Stock Purchase Agreement (as such term is defined in the Merger Agreement).

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                  "Option" with respect to any Person means any security, right, subscription, warrant, option, call, right, "phantom" stock right or other contract or arrangement that gives the right to (a) purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or (b) receive or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including any rights to participate in the equity or income of such Person or to participate in or direct the election of any directors or officers (or comparable Persons) of such Person or the manner in which any shares of capital stock of such Person are voted.

                  "Person" shall mean an individual, sole proprietorship, corporation, partnership, limited partnership, limited liability company, joint venture, trust, statutory trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, bank, trust company, land trust or other organization, whether or not a legal entity.

                  "Preferred Escrow Shares" shall have the meaning set forth in
Section 3.1 hereof.

                  "Preferred Stock" shall mean the Series A Preferred Stock and the Series B Preferred Stock, collectively.

                  "Redemption Notice" shall have the meaning set forth in
Section 4.1(d) hereof.

                  "Release Date" shall mean the earliest of (i) the day after the date that all shares of capital stock of Santera not owned by Tekelec, its wholly owned subsidiaries or any Tekelec Designees, other than the Disputed Shares, are redeemed pursuant to Article Fourth, Section C(1)(ii)(a)(I) or (II) of the Amended and Restated Certificate of Incorporation, (ii) the day after the date that Tekelec acquires all shares of capital stock of Santera not owned by Tekelec, its wholly owned subsidiaries or any Tekelec Designees, other than Disputed Shares, pursuant to the exercise of the call option by Tekelec or the put option by the Representative, in each case pursuant to Article III of the Stockholders' Agreement or (iii) March 1, 2008 provided that no stockholders of Santera have (1) initiated the redemption of shares of capital stock of Santera pursuant to Article Fourth Section C(1)(ii)(a)(I) or (II) of the Amended and Restated Certificate of Incorporation by such date by delivering a Series B Holder Redemption Notice or a Series A Holder Redemption Notice to Santera or
(2) exercised the put or call options pursuant to Article III of the Stockholders' Agreement.

                  "Release Notice" shall have the meaning set forth in Section 4.1(a) hereof.

                  "Representative" shall mean Austin Ventures VI, L.P., who has been appointed the representative of the Legacy Santera Stockholders hereunder and under the Merger Agreement and all of the applicable Ancillary Agreements and any successor thereto who may hereafter be appointed, in each case pursuant to the terms of this Agreement,.

                  "Santera" shall mean Santera Systems Inc., a Delaware corporation.

                  "Santera Indemnifying Person" shall have the meaning set forth in the Merger Agreement.

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                  "Series A Preferred Stock" shall mean the Series A Convertible
Preferred Stock, par value $0.001 per share, of Santera that is authorized under the Amended and Restated Certificate of Incorporation.

                  "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock, par value $0.001 per share, of Santera that is authorized under the Amended and Restated Certificate of Incorporation.

                  "Stockholders' Agreement" shall mean that Stockholders' Agreement dated as of the date hereof among Tekelec, Santera, the Legacy Santera Stockholders and the Representative.

                  "Tekelec" shall mean Tekelec, a California corporation.

                  "Tekelec Indemnified Person" shall have the meaning set forth in the Merger Agreement.

         1.2 Usage Generally; Interpretation. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. All references herein to articles or sections shall be deemed to be references to articles or sections of this Agreement unless the context otherwise requires. Unless otherwise expressly provided herein, any agreement, instrument or statute defined herein or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute, as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise expressly provided herein, all references to "as converted" or "as if converted" shall mean assuming conversion of all then issued and outstanding shares of Preferred Stock (including any or such shares that the holder thereof may not yet have the right to convert into shares of Common Stock).

                                   ARTICLE II
                                 REPRESENTATIVE

         2.1 Appointment. Each Legacy Santera Stockholder hereby irrevocably appoints (which appointment is coupled with an interest) Austin Ventures VI, L.P., and Austin Ventures VI, L.P. hereby accepts such appointment, as the Representative for purposes of this Agreement, the Merger Agreement and under all of the applicable Ancillary Agreements.

         2.2 Power and Authority. Until the later of the Release Date, the date on which the Stockholders' Agreement is terminated in accordance with its terms or the date on which no shares of Series A Preferred Stock or other property remains held in escrow hereunder, the Representative shall, and shall have full power and authority to, exclusively act on behalf of each Legacy Santera Stockholder in connection with all matters relating to this Agreement, the Merger Agreement and the applicable Ancillary Agreements, including, without limitation, exercising all of such stockholder's rights and powers in respect of all shares of Series A Preferred Stock deposited hereunder, including, without limitation, executing such stock powers or other instruments of transfer as may be required hereunder, voting and/or determining whether or not to take part in or consent to any corporate action of any kind whatsoever, receiving and delivering at any time closing certificates or other documents, negotiating, determining and settling all matters arising hereunder or

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thereunder or related hereto or thereto (including, without limitation, any and all claims and disputes (including, any allegations of breach of fiduciary duty) related to the exercise of the redemption rights contained in, or otherwise with respect to the amount to be paid to the Legacy Santera Stockholders in connection with any redemption of shares of capital stock of Santera pursuant to, Article Fourth, Section C(1)(ii)(a)(I) or (II) of the Amended and Restated Certificate of Incorporation or related to the exercise of the put or call right contained in, or with respect to the amount to be paid to the Legacy Santera Shareholders in connection with any such exercise of the put or call options contained in, Article III of the Stockholders' Agreement and any and all indemnity matters). The Representative shall also have full power and authority to give and receive notices by or on behalf of each Legacy Santera Stockholder.

         2.3 Expenses. The Representative shall be entitled to reimbursement from the Legacy Santera Stockholders of all reasonable expenses incurred in the performance of its duties as Representative under this Agreement, the Merger Agreement and each of the Ancillary Agreements. To the extent that expenses of the Representative remain unreimbursed by the Legacy Santera Stockholders and shares of Series A Preferred Stock or other property (in either case, other than any Disputed Shares or Disputed Amounts) remains in the Legacy Preferred Account or the New Preferred Account on the Release Date, the reimbursement obligations contained in this Section 2.3 shall be satisfied by the Legacy Santera Stockholders from the Preferred Escrow Shares and/or the New Preferred Escrow Shares (less, in either case, any Disputed Shares or Disputed Amounts), as appropriate to the expenses being reimbursed, pro rata from each such Legacy Santera Stockholder based on the percentages next to each such Legacy Santera Stockholders' name on the Escrow Register for the Legacy Preferred Stockholders under the column entitled "Percentage of Legacy Preferred Shares" and/or "Percentage of New Preferred Shares," as the case may be, with each share of Series A Preferred Stock having a value of $1,000.

         2.4 Notices. By giving notice to the Representative in the manner provided by Section 8.1, a party shall be deemed to have given notice to all of the Legacy Santera Stockholders and any action taken by the Representative may be considered by any other party to be the action of each such Legacy Santera Stockholder for all purposes, including for all purposes of this Agreement, the Merger Agreement and the applicable Ancillary Agreements. In addition, the Parties hereto acknowledge and agree that (i) none of the Legacy Santera Stockholders shall be entitled to individually take any action which the Representative is authorized hereunder to take on behalf of such Legacy Santera Stockholders and (ii) the failure of the Representative to take any action it is permitted or authorized to take hereunder on behalf of the Legacy Santera Stockholders during the applicable time period in which such action is permitted to have been taken by the Representative, including, without limitation, providing any notice of dispute hereunder or under the Merger Agreement or objecting to or otherwise making a claim with respect to or related to a redemption of Series A Preferred Stock under the Amended and Restated Certificate of Incorporation or an exercise of the put or call rights contained in the Stockholders' Agreement, shall be deemed for all purposes to constitute a complete waiver and release by each Legacy Santera Stockholder of the right to individually take any such action.

         2.5 Resignation. In the event a Representative becomes unable or refuses to serve, the Representative or a Legacy Santera Stockholder will promptly notify the other parties hereto in writing of the designation by a majority of the total Preferred Escrow Shares held by such Legacy Santera Stockholders (by reference to the applicable Escrow Register), of a successor to act as Representative hereunder and under the Merger Agreement and each of the Ancillary Agreements.

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No Representative shall resign as a Representative hereunder or under the Merger
Agreement or any of the Ancillary Agreements until such time as a successor Representative has been approved and appointed by the relevant stockholders. In the event the relevant stockholders fail to approve and appoint a successor Representative, the Legacy Santera Stockholder possessing the largest percentage of the total Preferred Escrow Shares (by reference to the applicable Escrow Register) shall appoint the successor Representative hereunder. Until the Legacy Santera Stockholder possessing the largest percentage of the total Preferred Escrow Shares (by reference to the applicable Escrow Register) appoints a successor Representative hereunder, such Legacy Stockholder so possessing the largest percentage of the total Preferred Escrow Shares shall act as Representative hereunder.

         2.6 Indemnification of the Representative. The Representative, acting in such capacity, shall not incur any responsibility or liability for reason of any error of law or with respect to anything done or suffered or omitted, except for such Representative's own willful misconduct or gross negligence in connection with or arising out of (a) this Agreement, the Merger Agreement or the Ancillary Agreements or (b) the discharge by such Representative of the Representative's duties hereunder or under the Merger Agreement or the Ancillary Agreements. The Legacy Santera Stockholders shall indemnify and hold harmless the Representative from and against any and all claims, expenses and liabilities incurred by such Representative or asserted against such Representative in connection with or arising out of (a) this Agreement, the Merger Agreement or the Ancillary Agreements or (b) the discharge by such Representative of the Representative's duties hereunder or under the Merger Agreement or the Ancillary Agreements, except, in either case, for such Representative's willful misconduct or gross negligence in such matters. The Representative shall not be required to give any bond or other security for the discharge of such Representative's duties hereunder or under the Merger Agreement or the Ancillary Agreements. To the extent that indemnification obligations of the Legacy Santera Stockholders to the Representative remain and shares of Series A Preferred Stock or other property (in either case, other than any Disputed Shares or Disputed Amounts) remains in the Legacy Preferred Account or the New Preferred Account on the Release Date, the indemnification obligations contained in this Section 2.6 shall be satisfied by the Legacy Santera Stockholders from the Preferred Escrow Shares and/or the New Preferred Escrow Shares (less, in either case, any Disputed Shares or Disputed Amounts), as appropriate to the indemnification being paid, pro rata from each such Legacy Santera Stockholder based on the percentages next to each such Legacy Santera Stockholders' name on the Escrow Register for the Legacy Preferred Stockholders under the column entitled "Percentage of Legacy Preferred Shares" and/or "Percentage of New Preferred Shares," as the case may be, with each share of Series A Preferred Stock having a value of $1,000.

                                   ARTICLE III
                                     ESCROW

         3.1 Creation of Legacy Preferred Escrow. Each Legacy Santera Stockholder hereby directs Santera to deposit with the Escrow Agent on the Closing Date all of the shares of Series A Preferred Stock to which such Legacy Santera Stockholder is entitled upon consummation of the Merger, other than the New Preferred Stock (the "Preferred Escrow Shares"), which shares of Series A Preferred Stock shall be held hereunder in a separate account known as the "Legacy Preferred Account". All such shares of Series A Preferred Stock to be deposited with the Escrow Agent hereunder shall be duly endorsed, or accompanied by such instruments of transfer as to enable the Escrow Agent to cause such certificates to be transferred into the name of the Representative, as

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hereinafter provided. The parties acknowledge that the shares held in escrow hereunder may be increased or decreased from time to time during the term hereof pursuant to the terms of this Agreement. Accordingly, the term "Preferred Escrow Shares" shall refer to the shares of Series A Preferred Stock initially placed in escrow hereunder by the Legacy Santera Stockholders other than the New Preferred Stock and to such greater or lesser shares as may be held pursuant hereto at any point during the term hereof.

         3.2 Creation of New Preferred Escrow. Each Legacy Santera Stockholder hereby directs Santera to deposit with the Escrow Agent on the Closing Date all of the New Preferred Stock to be issued to such Legacy Santera Stockholder upon consummation of the Merger (the "New Preferred Escrow Shares"), which shares shall be held hereunder in a separate account known as the "New Preferred Account." All such shares of Series A Preferred Stock to be deposited with the Escrow Agent hereunder shall be duly endorsed, or accompanied by such instruments of transfer as to enable the Escrow Agent to cause such certificates to be transferred into the name of the Representative, as hereinafter provided. The parties acknowledge that the shares held in escrow hereunder may be increased or decreased from time to time during the term hereof pursuant to the terms of this Agreement. Accordingly, the term "New Preferred Escrow Shares" shall refer to the shares of New Preferred Stock initially placed in escrow hereunder and to such greater or lesser shares as may be held pursuant hereto at any point during the term hereof.

         3.3 Dividends and Other Distributions. If, at any time prior to the release of the Preferred Escrow Shares and/or the New Preferred Escrow Shares hereunder, any dividend or other distribution (including, without limitation, any cash or stock dividend or other distribution) in respect of the Series A Preferred Stock is paid to the holders of the Series A Preferred Stock, the Representative, as the record holder of such shares of Series A Preferred Stock, shall receive and deliver to the Escrow Agent any such dividends or distributions to hold any such cash, stock or other property hereunder. All cash, stock or other property received by the Escrow Agent (i) with respect to the Preferred Escrow Shares shall be held in the Legacy Preferred Account and
(ii) with respect to the New Preferred Escrow Shares shall be held in the New Preferred Account.

         3.4 Reorganization. In the event of a Change of Control prior to the Release Date, the Representative shall receive and deliver to the Escrow Agent to hold under this Agreement any property received on account of the ownership of the Preferred Escrow Shares held hereunder prior to such Change of Control.

         3.5 Global Certificates; Legends. All certificates of Series A Preferred Stock transferred and delivered to the Escrow Agent pursuant to this Agreement shall promptly be surrendered by the Escrow Agent to Santera and cancelled, and new global certificates, one for each of the Preferred Escrow Shares and the New Preferred Escrow Shares, shall promptly be issued in the name of the Representative, as nominee for the Legacy Santera Stockholders. The Representative shall promptly deliver to the Escrow Agent to be held hereunder, such new global certificates along with blank stock powers in substantially the form attached hereto as Exhibit B and other instruments of transfer signed by such Representative for purposes of enabling the Escrow Agent to transfer the Preferred Escrow Shares and the New Preferred Escrow Shares in accordance with the terms hereof. From time to time during the term of this Agreement, the Representative shall, upon the reasonable request of the Escrow Agent, Tekelec or Santera, execute such additional blank stock powers or other instruments of transfer and deliver the same to the Escrow Agent to be held by such Escrow Agent in order to ensure that such Escrow Agent can promptly and timely take all

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actions required by the Escrow Agent to be taken hereunder. Each of such new global certificates shall include the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN ESCROW AGREEMENT DATED APRIL 30, 2003, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE OFFICE OF SANTERA SYSTEMS INC.

This legend shall be in addition to any other legends which are required by federal or state laws (including, but not limited to any legend required by the Act or state "blue sky" laws, or any rule or regulation thereunder), by the Stockholders' Agreement or as otherwise may be reasonably required by the Escrow Agent.

                                   ARTICLE IV
                     DISPOSITION OF ESCROWED SHARES OR FUNDS

         4.1      Dispositions During Escrow Period.

                  (a) If Tekelec claims that a Tekelec Indemnified Person has suffered Indemnified Losses for which it is entitled to indemnification from Santera pursuant to Section 7.2 hereof or Section 11.2 of the Merger Agreement at any time prior to the Release Date when shares of Series A Preferred Stock or other property remains in the Legacy Preferred Account, Tekelec shall deliver the written notice required by Section 11.3(b) of the Merger Agreement (any notice from Tekelec under this Section 4.1 shall be referred to as a "Release Notice") to the Representative and the Escrow Agent to release from the Legacy Preferred Account and transfer to Santera shares of Series A Preferred Stock (or other property held in such escrow if no shares of Series A Preferred Stock then remain in any such account) in an amount equal to the amount of such claim. The parties hereto acknowledge and agree that all shares of Series A Preferred Stock shall be valued for all purposes at $1,000 per share (as adjusted for any stock dividends, combinations, reverse stock splits, stock splits, recapitalizations, reorganizations, reclassifications or other similar event with respect to the Series A Preferred Stock). All other property contained in any escrow hereunder shall be valued in good faith as mutually agreed by Tekelec and the Representative, and such parties agree to promptly advise the Escrow Agent of the value of any such property.

                  (b) Any notice delivered to the Representative and the Escrow Agent under this Section 4.1 shall specifically identify the amount of the claim (to the extent known) and the aggregate number of shares of Series A Preferred Stock or, if no shares of Series A Preferred Stock then remain in any such account, the value of other property, in either case, to be transferred by the Escrow Agent to Santera from the Legacy Preferred Account. If the Representative does not notify Tekelec and the Escrow Agent that it disputes the validity or amount of such claim in a writing signed by the Representative containing a description in reasonable detail of the basis (to the extent the Representative has knowledge thereof, or to the extent the Representative does not have such knowledge at the time of the notice, by stating that the Representative has a good faith basis after a reasonable investigation to dispute the validity or amount of such claim, as evidenced by a certificate signed by the Representative to such effect) for the dispute and the amount in dispute (a "Dispute Notice"), within thirty (30) calendar days after Tekelec has provided the Representative with its Release Notice, then the Escrow Agent shall promptly transfer to Santera from the Legacy Preferred Account the aggregate number of shares of Series A Preferred Stock set forth in the Release Notice by delivering to Santera the global stock certificate then representing such Preferred Escrow Shares, together with a stock power and/or such other instruments of transfer as reasonably requested by Santera or Tekelec, in either case, as executed by the Representative and held by the Escrow Agent in escrow hereunder and as completed by the Escrow Agent to represent the number of shares of Series A Preferred Stock to be so transferred to Santera hereunder, or, if no such shares of Series A Preferred Stock then remain in any such account but other property does so remain, such other property having a value equal to the value of such number of shares of Series A Preferred Stock. Promptly upon its receipt of such global stock certificate and transfer documentation from the Escrow Agent, Santera shall prepare and deliver to the Escrow Agent a new global stock certificate representing the number of shares of Series A Preferred Stock not transferred to Santera pursuant to such transfer documentation. The parties acknowledge that there may be multiple Release Notices given by Tekelec during the term hereof and that any Release Notice may be amended by Tekelec from time to time on or prior to the Release Date (e.g., to increase or decrease the claimed amount stated therein), any such amendment being effective as of and from the date of delivery thereof to the Representative and the Escrow Agent.

                  (c) In the event that a Dispute Notice signed by the Representative has been provided to Tekelec and the Escrow Agent within the required thirty (30) calendar day period, the Escrow Agent shall promptly (i) deliver to Santera the global stock certificate then representing such Preferred Escrow Shares, together with a stock power and/or such other instruments of transfer as reasonably requested by Santera or Tekelec, in either case, as executed by the Representative and held by the Escrow Agent in escrow hereunder and as completed by the Escrow Agent to represent that number of shares of Series A Preferred Stock with a value equal to the undisputed portion (if any) of the amount set forth in the Release Notice, or if no shares of Series A Preferred Stock then remain in escrow, such other property having a value equal to such undisputed portion, and (ii) withhold the shares of Series A Preferred Stock or such other property in an amount equal to the amount in dispute (the "Disputed Amount"), which shares of Series A Preferred Stock or other property shall be distributed in accordance with this Section 4.1(c). Promptly upon its receipt of such global stock certificate and transfer documentation from the Escrow Agent, Santera shall prepare and deliver to the Escrow Agent a new global stock certificate representing the number of shares of Series A Preferred Stock not transferred to Santera pursuant to such transfer documentation. The Disputed Amount shall be held by the Escrow Agent in accordance with the terms hereof until the earlier to occur of the following: (i) the Representative and Tekelec jointly direct the transfer of shares or other property with a value equal to the Disputed Amount by delivering written instruction to the Escrow Agent, or
(ii) the Escrow Agent receives a copy of a final judgment or order of a court of competent jurisdiction (a "Distribution Directive") with respect to the Disputed Amount (which judgment or order shall also be delivered by Tekelec to the Representative or by the Representative to Tekelec, as the case may be). Upon receipt of such instructions, or as promptly as practicable but in no event more than fifteen (15) calendar days after receipt of such Distribution Directive, the Escrow Agent shall deliver to Santera the global stock certificate then representing such Preferred Escrow Shares, together with a stock power and/or such other instruments of transfer as reasonably requested by Santera or Tekelec, in either case, as executed by the Representative and held by the Escrow Agent in escrow hereunder and as contemplated by the Escrow Agent to represent that number of shares of Series A Preferred Stock (valued at $1,000 per share, as adjusted for any stock dividends, combinations, reverse stock splits, stock splits, recapitalizations, reorganizations, reclassifications or other similar event with respect to the Series A Preferred Stock) with an aggregate value equal to the amount indicated in the Distribution Directive, or if no shares of Series A Preferred Stock then remain in escrow, such other property having an aggregate value equal to such amount. If no shares of Series A Preferred Stock remain, the other property remaining in such account, having a value equal to the Disputed Amount, shall be distributed to Santera. Promptly upon its receipt of such global stock certificate and transfer documentation from the Escrow Agent, Santera shall prepare and deliver to the Escrow Agent a new global stock certificate representing the number of shares of Series A Preferred Stock not transferred to Santera pursuant to such transfer documentation, and Santera shall retire the transferred shares.

                  (d) If at any time on or prior to the Release Date, the Escrow Agent shall receive a written notice (i) from Tekelec which states that Tekelec has exercised its call right under Article III of the Stockholders' Agreement, (ii) from the Representative that the put right under Article III of the Stockholders' Agreement has been exercised or (iii) from Santera that it intends to redeem the shares of Series A Preferred Stock pursuant to the Article Fourth Section C(1)(ii)(a) of the Amended and Restated Certificate of Incorporation (each such notice in (i), (ii), or (iii), a "Redemption Notice"), the Escrow Agent shall continue to hold in escrow the Preferred Escrow Shares and the New Preferred Escrow Shares until (A) it shall receive further instructions as to the disposition of such shares in writing signed by Tekelec and the Representative (and the parties agree that, unless otherwise directed by Tekelec, the Escrow Agent shall continue to hold a sufficient number of shares of Series A Preferred Stock held in the Legacy Preferred Account (including any fractions thereof) to satisfy any Disputed Amounts hereunder, notwithstanding any redemption or transfer otherwise contemplated by the terms of the Amended and Restated Certificate of Incorporation or the Stockholders' Agreement) or (B) it shall be otherwise ordered by a Distribution Directive. Tekelec and the Representative hereby agree (promptly following the delivery of a Redemption Notice to the Escrow Agent) to jointly prepare and deliver instructions to the Escrow Agent that are designed to permit and facilitate the closing of any purchase and sale or redemption referenced in such Redemption Notice in accordance with the terms of the Stockholders' Agreement or the Amended and Restated Certificate of Incorporation, as the case may be; provided, that the parties agree that, unless otherwise directed by Tekelec, the Escrow Agent shall continue to hold a sufficient number of shares of Series A Preferred Stock (including any fractions thereof) to satisfy any Disputed Amounts hereunder, notwithstanding any redemption or transfer otherwise contemplated by the terms of the Amended and Restated Certificate of Incorporation or the Stockholders' Agreement.

         4.2 Setoff. Tekelec shall be entitled to setoff, and/or at any time following the Closing, cause Santera to setoff, (i) any amount that Tekelec claims Santera owes it under Article XI of the Merger Agreement, including any amounts owed pursuant to that letter agreement dated April 30, 2003, against (x) any amounts owed by Tekelec to Santera (other than amounts owed by Tekelec to Santera as indemnification payments pursuant to Article XI of the Merger Agreement or upon exercise of the Tekelec Option (as defined in the Stockholders' Agreement) pursuant to the Stockholders' Agreement) or to any of the Legacy Santera Stockholders under this Agreement, the Merger Agreement or the Stockholders' Agreement or (y) after the Closing, any amounts owed by Santera to the Legacy Santera Stockholders upon redemption of shares of Series A Preferred Stock under the Amended and Restated Certificate of Incorporation and/or (ii) any amount that Tekelec claims a Legacy Santera Stockholder owes it or Santera under the Merger Agreement against (x) any amounts owed by Tekelec to Santera (other than amounts owed by Tekelec to Santera as indemnification payments pursuant to Article XI of the Merger Agreement or upon exercise of the Tekelec Option (as defined in the Stockholders' Agreement) pursuant to the Stockholders' Agreement) or to any such Legacy Santera Stockholder under this Agreement, the Merger

Agreement or the Stockholders' Agreement or (y) after the Closing, any amounts owed by Santera to any such Legacy Santera Stockholder upon redemption of shares of Series A Preferred Stock under the Amended and Restated Certificate of Incorporation; provided, in any such case, that Tekelec informs the Representative in writing of such proposed setoff in advance of such setoff and describes the grounds upon which Tekelec claims the right to make such setoff (or cause Santera to make such setoff) and provides the Representative a reasonable opportunity to contest such setoff. If the Representative disputes such setoff, it shall notify Tekelec thereof within thirty (30) days after receipt of the notice of setoff, whereupon Tekelec and the Representative shall meet and attempt in good faith to resolve their differences with respect to such claimed right of setoff. If the dispute has not been resolved within thirty (30) days after such Parties first meet to attempt such resolution, any Party may initiate litigation in accordance with this Agreement. This Section 4.2 does not create any independent obligation of a Party to Tekelec, nor shall this Section
4.2 circumvent the limitations set forth in Sections 11.5, 11.6, 11.8 and 11.9 of the Merger Agreement.

         4.3      Distributions Following the Release Date.

                  (a) Promptly following the Release Date (and in any event no later than 15 calendar days thereafter), but in any event subject to the proviso at the end of this sentence, the Escrow Agent shall release (i) to Santera a certificate representing the shares of Series A Preferred Stock then remaining in the Legacy Preferred Account, and Santera shall promptly issue to each Person listed on the Escrow Register for the Legacy Santera Stockholders a certificate representing such Person's pro rata portion of such shares, computed in accordance with the percentages set forth next to such Person's name on the Escrow Register for the Legacy Santera Stockholders under the column entitled "Percentage of Legacy Preferred Shares" and (ii) to each Legacy Santera Stockholder, such Person's pro rata portion of such other cash, stock or other property then remaining in the Legacy Preferred Account, computed in accordance with the percentages set forth next to such Person's name on the Escrow Register for the Legacy Santera Stockholders under the column entitled "Percentage of Legacy Preferred Shares;" provided, however, in each of the cases (i) and (ii), the Escrow Agent shall retain (and not deliver to Santera or such stockholders) shares of Series A Preferred Stock (including, if applicable, any fractions thereof), and if there is not a sufficient number of shares of Series A Preferred Stock, cash, stock or other property, in either case, in an amount in the aggregate equal to all Disputed Amounts outstanding on the Release Date which have not been resolved in accordance with Section 4.1. Tekelec and the Representative shall use their respective commercially reasonable efforts to resolve all disputes or claims as punctually as possible following the Release Date and upon such resolution, such parties shall promptly deliver written notice to the Escrow Agent with instructions for disposition of such shares of Series A Preferred Stock, or fractions thereof, and such other property.

                  (b) Promptly following the Release Date, the Escrow Agent shall release (i) to Santera a certificate representing the New Preferred Escrow Shares, and Santera shall promptly issue to each Person listed on the Escrow Register for the Legacy Santera Stockholders a certificate representing such Person's pro rata portion of the New Preferred Escrow Shares, computed in accordance with the percentages set forth next to such Person's name on the Escrow Register for the Legacy Santera Stockholders under the columns entitled "Percentage of New Preferred Escrow Shares" and (ii) to each Legacy Santera Stockholder, such Person's pro rata portion of such other cash, stock or other property then remaining in the New Preferred Account, computed in accordance with the percentages set forth next to such Person's name on the Escrow Register for the Legacy Santera Stockholders under the columns entitled "Percentage of New Preferred Shares."

                                    ARTICLE V
                     TRANSFER OF ESCROWED SHARES; REGISTERS

         5.1 Registration. The Escrow Agent shall keep or cause to be kept a register or registers (each, an "Escrow Register") for the purpose of registering the transfers or exchanges of the Preferred Escrow Shares or the New Preferred Escrow Shares. Upon request of the Escrow Agent and immediately following any transfer or exchange thereof, Santera shall furnish or cause to be furnished to the Escrow Agent a list, in such form as the Escrow Agent may reasonably require, of the name of each Legacy Santera Stockholder and the percentage of the Preferred Escrow Shares or the New Preferred Escrow Shares, as the case may be, allocated to each such Legacy Santera Stockholder. The initial Escrow Register for the Preferred Escrow Shares is set forth on Exhibit C hereto, and the initial Escrow Register for the New Preferred Escrow Shares is set forth on Exhibit D hereto.

         5.2 Restrictions. No Legacy Santera Stockholder shall sell, assign, give, pledge, encumber, dispose or otherwise transfer ownership of any right, title or interest to all or any portion of the Series A Preferred Stock deposited with the Escrow Agent hereunder, by operation of law or otherwise, except in accordance with the Stockholders' Agreement. Upon receipt of satisfactory evidence of such compliance and transfer from a Legacy Santera Stockholder, Santera shall reflect such transfer on its books and records and shall notify the Escrow Agent of such transfer and instruct the Escrow Agent to make a corresponding adjustment to the applicable Escrow Register.

         5.3 Instrument of Accession. Every stockholder of Santera who is not an original signatory to this Agreement and, unless such new stockholder is a wholly-owned subsidiary of Tekelec, every person who becomes a stockholder of Santera after date hereof as a result of the transfer or other disposition of shares of Series A Preferred Stock by a Legacy Santera Stockholder shall, as a condition to becoming a stockholder, become a party to this Agreement by signing an Instrument of Accession hereto. No Person shall be entitled to receive any shares of stock of Santera through transfer from another stockholder or otherwise until Santera has received an Instrument of Accession signed by such Person, and no transfer or other disposition of shares of stock shall be effective for any purpose hereunder unless and until recorded on the applicable Escrow Register.

                                   ARTICLE VI
                                  ESCROW AGENT

         6.1      Duties.

                  (a) This Agreement sets forth, exclusively, the duties of the Escrow Agent and no additional duties or obligations shall be inferred herefrom or implied hereby.

                  (b) The Escrow Agent shall not be responsible for the validity of any documents or other property delivered to it pursuant hereto, may act and rely conclusively upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or instructions hereunder, believed by the Escrow Agent to be authorized, has been duly authorized so to do.

                  (c) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may in good faith do or refrain from doing in connection herewith, except to the extent that any act or omission constitutes gross negligence or willful misconduct. In no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of such loss or damage and regardless of the form of action.

                  (d) The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the advice of such counsel.

                  (e) The Escrow Agent shall not be bound by any modification of this Escrow Agreement unless it shall have specifically consented thereto in writing.

                  (f) In the event any instructions (including any fund transfer instructions) are given to the Escrow Agent hereunder (other than in writing at the time of execution of this Agreement), whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Exhibit E attached hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so identified. If the Escrow Agent is unable to contact any of the authorized representatives identified in Exhibit E, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of the executive officers of Santera, Tekelec or the Representative, as the case may be, which shall include the titles of Chief Executive Officer, Chief Financial Officer, General Partner or General Counsel, as the Escrow Agent may select. Each such executive officer shall deliver to the Escrow Agent a fully executed incumbency certificate within forty-five (45) days after the date of this Agreement and shall update the same when and as requested by the Escrow Agent, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Escrow Agent. The parties hereto hereby acknowledge that the foregoing security procedure is commercially reasonable.

                  (g) The Escrow Agent and the beneficiary bank in any transfer hereunder (including any funds transfer hereunder) may rely solely upon any account numbers or similar identifying number provided by any of the other parties hereto to identify: (i) the beneficiary, (ii) the beneficiary's bank or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank.

         6.2      Expenses. Santera shall upon demand pay to the Escrow Agent
(i) the amount of all reasonable expenses, including the reasonable fees and expenses of counsel, which the Escrow Agent may incur, and (ii) the Escrow Agent's normal fees for all services rendered, in each case in connection with the discharge of the Escrow Agent's duties, and the exercise or enforcement of the rights of the parties hereunder.

         6.3 Resignation. The Escrow Agent may resign by giving written notice in writing to Tekelec, Santera and the Representative of such resignation, specifying a date which such resignation shall take effect, which shall in no event be earlier than sixty (60) days after the giving of such notice, and shall be discharged from its duties and obligations upon the appointment of a successor Escrow Agent as hereafter provided and the delivery to such successor of the Escrow Amount. Immediately upon receipt of such notice, Tekelec, Santera and the Representative shall appoint a successor Escrow Agent who shall be mutually acceptable to them. Any such successor Escrow Agent shall deliver to Tekelec, Santera and the Representative and to the resigning Escrow Agent a written instrument accepting such appointment hereunder, and thereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder, and shall be entitled to receive the Preferred Escrow Shares and the New Preferred Escrow Shares. In the event that a successor Escrow Agent shall not be so appointed by the date of resignation specified by the Escrow Agent, the Escrow Agent shall have the right to appoint as a successor Escrow Agent any national bank, and the parties hereto agree to accept any such successor Escrow Agent appointed by the Escrow Agent.

         6.4 Disputes. In the event of any dispute between Tekelec, Santera or the Representative, or between the Escrow Agent and any one or more of the other parties hereto, with regard to the Escrow Agent or its duties, or any other matter concerning the disposition of the Preferred Escrow Shares or the New Preferred Escrow Shares or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, the Escrow Agent may deposit the Preferred Escrow Shares and the New Preferred Escrow Shares with any court described in Section 12.17 of the Merger Agreement pending the decision of such court, and the Escrow Agent shall be entitled to refrain from action pending, and rely upon, the decision of such court. The rights of the Escrow Agent under this Section 6.4 are cumulative of all other rights which it may have by law or otherwise.

         6.5 Indemnification of the Escrow Agent. Tekelec, Santera and the Legacy Santera Stockholders hereby agree, jointly and severally, to indemnify and hold the Escrow Agent harmless against and from any loss, liability or expense incurred without gross negligence or willful misconduct on its part and arising out of or in connection with its services hereunder.

                                   ARTICLE VII
                                 INDEMNIFICATION

         7.1 Indemnification by Tekelec. Tekelec hereby agrees to hold the Representative, Santera and the Legacy Santera Stockholders harmless and indemnify each of them from and against (i) any and all claims, losses, damages, liabilities, expenses or costs incurred by any of them to the extent resulting from or arising out of any claim by the Escrow Agent pursuant to Section 6.5 hereof as a result of a claim made by Tekelec against such Escrow Agent and (ii) Tekelec's proportionate share (calculated by reference to Tekelec's ownership of Santera at the time of any such claim) of any and all claims, losses, damages, liabilities, expenses or costs incurred by any of them to the extent resulting from or arising out of any claim by the Escrow Agent pursuant to Section 6.5 hereof as a result of a claim made by Santera against such Escrow Agent.

         7.2 Indemnification by the Legacy Santera Stockholders. The Legacy Santera Stockholders hereby agree, jointly and severally, to hold Tekelec and Santera harmless and indemnify each of them from and against any and all claims, losses, damages, liabilities, expenses or costs incurred by either of them to the extent resulting from or arising out of any claim by the Escrow

Agent pursuant to Section 6.5 hereof as a result of any matter other than as a result of a claim made by Tekelec or Santera against such Escrow Agent pursuant to Section 7.1 hereof. To the extent that shares of Series A Preferred Stock or other property remains in the Legacy Preferred Account, the indemnification obligations contained in this Section 7.2 shall be satisfied by the Legacy Santera Stockholders, pro rata from each such Legacy Santera Stockholder based on the percentages next to each such Legacy Santera Stockholders' name on the Escrow Register for the Legacy Preferred Stockholders under the column entitled "Percentage of Legacy Preferred Shares", all in accordance with the provisions of Section 4.1 hereof.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 Notices. All notices, consents, approvals, requests and other communications hereunder shall be in writing and shall be deemed given when delivered personally, one (1) day after being delivered to an overnight courier or when telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to Santera, to:

         Santera Systems Inc.
         3601 East Plano Parkway, #100
         Plano, Texas 75704
         Attention: President
         Facsimile No.: (972) 461-7512

         with copies to:

         Munsch Hardt Kopf & Harr P.C.
         1445 Ross Avenue, Suite 4000
         Dallas, Texas 75202
         Attention: A. Michael Hainsfurther
         Facsimile No.: (214) 855-7584

         If to Tekelec, to:

         Tekelec
         26580 West Agoura Road
         Calabasas, California 91302
         Attention: President
         Facsimile No.: (818) 880-0176

         with copies to:

         Ronald W. Buckly
         Tekelec
         26850 West Agoura Road
         Calabasas, California 91302

         Facsimile No.: (818) 880-0176

         and

         Bryan Cave LLP
         One Metropolitan Square
         211 North Broadway, Suite 3600
         St. Louis, Missouri 63102
         Attention: J. Mark Klamer and Katherine F. Ashton
         Facsimile No.: (314) 259-2020

         If to the Legacy Santera Stockholders, to the Representative:

         Austin Ventures VI, L.P.
         2435 North Central Expressway, Suite 1600
         Richardson, Texas 75080
         Attention: Edward E. Olkkola
         Facsimile No.: (972)-892-3701

         with a copy to:

         Wilson Sonsini Goodrich & Rosati, Professional Corporation 8911 Capital of Texas Highway North
         Westech 360, Suite 3350
         Austin, Texas 78759
         Attention: Paul R. Tobias
         Facsimile No.: (512) 338-5499

         If to the Escrow Agent:

         J.P. Morgan Trust Company, National Association
         560 Mission Street, 13th Floor
         San Francisco, California 94105
         Attention: Karen Lei
         Facsimile No.: (415) 315-7585

         8.2 Expenses Except as otherwise provided in this Agreement or the Merger Agreement, each party hereto will pay its own costs and expenses incurred in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby.

         8.3 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

         8.4 Amendment; Waiver. No modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by Santera, Tekelec, the Legacy Santera Stockholders who own a majority in interest of the capital stock of Santera owned by all Legacy Santera Stockholders, calculated on an as converted basis, and the Escrow Agent. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         8.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. All signatures of the parties hereto may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.

         8.6 Headings The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         8.7 Severability. If any provision of this Agreement shall be determined to be illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect, and this Agreement shall be construed as if the illegal or unenforceable provision were not a part hereof, so long as the remaining provisions of this Agreement shall be sufficient to carry out the overall intent of the parties as expressed herein.

         8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine.

         8.9 Further Assurances. Each party hereto shall perform all other acts and execute and deliver all other documents as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         8.10 Third Party Beneficiary. Nothing set forth in this Agreement shall be construed to confer any benefit to any third party who is not a party to this Agreement.

         8.11 Venue and Jurisdiction. Any disputes arising out of, in connection with or with respect to this Agreement, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated as set forth in Section
12.17 of the Merger Agreement.

         8.12 Acknowledgement. Tekelec, Santera and each of the Legacy Santera Stockholders acknowledge and agree that in determining whether a Tekelec Indemnified Person has incurred Indemnified Losses with respect to any particular matter, and in calculating the amount of the Indemnified Losses that a Tekelec Indemnified Person is entitled to hereunder or under the Merger Agreement with respect to any such matter, all of the Indemnified Losses incurred by Santera and/or the Surviving Corporation, as that term is defined in the Merger Agreement, other than those Indemnified Losses with respect to which Santera and/or the Surviving Corporation is entitled to indemnification pursuant to Section 11.1 of the Merger Agreement, with respect to such matters shall be deemed to have been incurred by the Tekelec Indemnified Persons for all purposes hereunder and under the Merger Agreement.

         8.13 Additional Parties. The parties hereto acknowledge and agree that any stockholders of Santera that execute this Agreement after the date hereof and prior to the Closing shall be considered a Legacy Santera Stockholder for all purposes hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                   SANTERA SYSTEMS INC.

                                   By: /s/ David Heard
                                       _______________________________
                                   Name: David Heard
                                         _____________________________
                                   Title: President and CEO
                                          ____________________________
                                   Tax Identification #: _____________

                                   TEKELEC

                                   By: /s/ Frederick M. Lax
                                       _______________________________
                                   Name: Frederick M. Lax
                                         _____________________________
                                   Title: President and CEO
                                          ____________________________

                                   By: Paul J. Pucino
                                       _______________________________
                                   Name: Paul J. Pucino
                                         _____________________________
                                   Title: CFO
                                          ____________________________
                                   Tax Identification #: 95-2746131
                                                         _____________

                                   AUSTIN VENTURES VI, L.P., as Representative

                                   By:  AV Partners VI, L.P., its General
                                        Partner

                                   By: /s/ Edward E. Olkkola
                                       _______________________________
                                        Edward E. Olkkola, General
                                        Partner

                                   AUSTIN VENTURES VI, L.P.

                                   By:  AV Partners VI, L.P., its
                                        General Partner

                                   By: /s/ Edward E. Olkkola
                                       _______________________________
                                        Edward E. Olkkola, General Partner

                                   AUSTIN VENTURES VI AFFILIATES FUND, L.P.

                                   By:  AV Partners VI, L.P., its General
                                        Partner

                                   By: /s/ Edward E. Olkkola
                                       _______________________________
                                        Edward E. Olkkola, General Partner

                                   AUSTIN VENTURES VIII, L.P.

                                   By:  AV Partners VIII, L.P., its General
                                        Partner

                                   By: /s/ Edward E. Olkkola
                                       _______________________________
                                        Edward E. Olkkola, General Partner

                                ESCROW AGREEMENT
                                 Signature Page

                                   REDPOINT VENTURES II, L.P., by its General
                                   Partner, Redpoint Ventures II, LLC

                                   By:     /s/ R. Thomas Dyal
                                        _____________________________
                                        R. Thomas Dyal, Managing
                                        Director

                                   REDPOINT ASSOCIATES II, LLC, as nominee

                                   By:     /s/ R. Thomas Dyal
                                        _______________________________
                                        R. Thomas Dyal, Managing
                                        Director

                                   REDPOINT TECHNOLOGY PARTNERS Q-I,
                                   L.P., by its General Partner, Redpoint
                                   Ventures I, LLC

                                   By:     /s/ R. Thomas Dyal
                                       _______________________________
                                   Name:   R. Thomas Dyal
                                         _____________________________
                                   Title:  Managing Director
                                          ____________________________

                                   REDPOINT TECHNOLOGY PARTNERS A-I,
                                   L.P., by its General Partner, Redpoint
                                   Ventures I, LLC

                                   By:     /s/ R. Thomas Dyal
                                       _______________________________
                                   Name:   R. Thomas Dyal
                                         _____________________________
                                   Title:  Managing Director
                                          ____________________________

                                   MERITECH CAPITAL PARTNERS L.P.

                                   By:  Meritech Capital Associates L.L.C.
                                          its General Partner

                                   By:  Meritech Management Associates L.L.C.
                                          a managing member

                                   By:     /s/ Mark Stevens
                                       _______________________________
                                            Mark Stevens
                                   Name: _____________________________
                                   Title: ____________________________

                                   MERITECH CAPITAL AFFILIATES L.P.

                                   By:  Meritech Capital Associates L.L.C.
                                          its General Partner

                                   By:  Meritech Management Associates L.L.C.
                                          a managing member

                                   By:      /s/ Mark Stevens
                                       _______________________________
                                            Mark Stevens
                                   Name: _____________________________
                                   Title: ____________________________

                                ESCROW AGREEMENT
                                 Signature Page

                                   SEQUOIA CAPITAL FRANCHISE FUND, L.P.

                                   By:  SCFF Management, LLC
                                   A Delaware Limited Liability Company
                                   General Partner

                                   By:        /s/ Mark Stevens
                                       _______________________________
                                   Name:  Mark Stevens
                                          _____________________________
                                   Title: ____________________________


                                   SEQUOIA CAPITAL FRANCHISE PARTNERS,
                                   L.P.

                                   By: SCFF Management, LLC
                                   A Delaware Limited Liability Company
                                   General Partner

                                   By:        /s/ Mark Stevens
                                       _______________________________
                                   Name:  Mark Stevens
                                          _____________________________
                                   Title: ____________________________

                                   SEQUOIA CAPITAL VIII, L.P.

                                   By: SC VIII Management, LLC
                                   A California Limited Liability Company
                                   General Partner

                                   By:        /s/ Mark Stevens
                                       _______________________________
                                   Name:  Mark Stevens
                                          _____________________________
                                   Title: ____________________________

                                   SEQUOIA INTERNATIONAL TECHNOLOGY
                                   PARTNERS VIII, L.P.

                                   By: SC VIII Management, LLC

                                   A California Limited Liability Company
                                   General Partner

                                   By:        /s/ Mark Stevens
                                       _______________________________
                                   Name:  Mark Stevens
                                          _____________________________
                                   Title: ____________________________

                                ESCROW AGREEMENT
                                 Signature Page

                                   SEQUOIA INTERNATIONAL TECHNOLOGY
                                   PARTNERS VIII (Q), L.P.

                                   By: SC VIII Management, LLC
                                   A California Limited Liability Company
                                   General Partner

                                   By:        /s/ Mark Stevens
                                       _______________________________
                                   Name:         Mark Stevens
                                       _____________________________
                                   Title: ____________________________

                                   SEQUOIA 1997

                                   By:        /s/ Mark Stevens
                                       _______________________________
                                   Name:         Mark Stevens
                                       _____________________________
                                   Title: ____________________________

                                   CMS PARTNERS LLC

                                   By:       /s/ Mark Stevens
                                       _______________________________
                                   Name:        Mark Stevens
                                       _____________________________
                                   Title: ____________________________

                                   INSTITUTIONAL VENTURE PARTNERS VIII,
                                   L.P., by its General Partner, Institutional
                                   Venture Management VIII, LLC

                                   By:       /s/ R. Thomas Dyal
                                        _______________________________
                                        R. Thomas Dyal, Managing Director

                                   IVM INVESTMENT FUND VIII, LLC, by its

                                   Manager, Institutional Venture Management

                                   VIII, LLC

                                   By:       /s/ R. Thomas Dyal
                                        _______________________________
                                        R. Thomas Dyal, Managing Director

                                   BROADBAND FUND, L.P., by its General Partner, BBF Management, LLC, by its Manager, Institutional Venture Management VIII, LLC

                                   By:       /s/ R. Thomas Dyal
                                        _______________________________
                                        R. Thomas Dyal, Managing Director

                                ESCROW AGREEMENT
                                 Signature Page

                                    EXHIBIT A

                         Form of Instrument of Accession

         Reference is made to that certain Escrow Agreement dated as of April 30, 2003, a copy of which is attached hereto (the "Escrow Agreement"), by and among Santera Systems Inc., a Delaware corporation ("Santera"), Tekelec, a California corporation ("Tekelec"), those legacy stockholders of Santera who are listed on the signature page of the Escrow Agreement ("Legacy Santera Stockholders"), Austin Ventures VI, L.P., as the representative thereunder of the Legacy Santera Stockholders (the "Representative"), and J.P. Morgan Trust Company, National Association ("Escrow Agent"). Any terms not defined herein shall be defined as in the Escrow Agreement.

         The undersigned,_________ , in order to become the owner or holder of shares (the "Acquired Shares") of _____________________ , $____ par value per share, of Santera, hereby agrees that by the undersigned's execution hereof (a) the undersigned is a Stockholder party to the Escrow Agreement subject to all of the restrictions, conditions and obligations applicable to Stockholders set forth in the Escrow Agreement and (b) all of the Acquired Shares (and any and all shares of stock of Santera issued in respect thereof) are and will remain subject to all of the rights, restrictions, conditions and obligations applicable to [Preferred Escrow Shares] [New Preferred Escrow Shares] and shall remain in the [Legacy Preferred Account] [New Preferred Account], in each case as set forth in the Escrow Agreement. This Instrument of Accession shall take effect and shall become a part of said Escrow Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the State of Delaware.

                                               Signature:_______________________

                                               Address:_________________________

                                                       _________________________

                                               Date:____________________________
Accepted:

SANTERA SYSTEMS INC.

By:  ____________________________

Date: ___________________________

                                    EXHIBIT B

                               Form of Stock Power

         For value received, the undersigned,_____________________ , hereby surrenders, sells, assigns and conveys________________ (________) shares of ___________________________ , $ _______ par value per share, of Santera Systems
Inc., a Delaware corporation ("Santera"), standing in the name of ______________ ____ on the books of Santera as of________________________ and represented by Certificate No.____________ herewith to____________________ , and does hereby irrevocably constitute and appoint ___________________________ to transfer said stock on the books of Santera with full power of substitution in the premises.

Dated:______________________________

                                               _________________________________
                                               Name

                                    EXHIBIT C

                    Escrow Register - Legacy Preferred Shares

                               Number of Legacy         Percentage of Legacy
          Name                 Preferred Shares           Preferred Shares

                                    EXHIBIT D

                     Escrow Register - New Preferred Shares

                               Number of Legacy         Percentage of Legacy
          Name                 Preferred Shares           Preferred Shares

                                    EXHIBIT E

                            Confirmation Instructions

If to Santera, to:

         NAME(S)                               TELEPHONE NUMBER(S)

Dave Heard                                     (972) 461-6200
James Orlando                                  (972) 461-6367

If to Tekelec, to:

         NAME(S)                               TELEPHONE NUMBER(S)

Frederick M. Lax                               (818) 880-7887
Paul J. Pucino                                 (818) 880-7921
Ronald W. Buckly                               (818) 880-7979

If to the Representative, to:

         NAME(S)                               TELEPHONE NUMBER(S)

Edward E. Olkkola                              (972) 892-3700

Telephone confirmations shall be made by the Escrow Agent to each of Santera, Tekelec and the Representative if joint instructions are required pursuant to this Agreement.